SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – November 17, 2009

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 17, 2009, the Board of Directors of Columbia Laboratories, Inc. (the “Company”) adopted Stock Ownership Guidelines for executive officers and non-employee members of the Board of Directors. A copy of the Company’s Stock Ownership Guidelines is attached hereto as Exhibit 99.1.

On November 17, 2009, the Board of Directors of the Company reduced the annual retainer for non-employee members of the Board of Directors for calendar year 2010 by 20% of the annual retainer for 2009.

Item 9.01   Financial Statements and Exhibits.

 (d)              Exhibits.

Exhibit No.	Description
99.1	Columbia Laboratories Stock Ownership Guidelines for Officers and Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2009

COLUMBIA LABORATORIES, INC.

By: /S/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President,
Chief Financial Officer,
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Columbia Laboratories Stock Ownership Guidelines for Officers and Directors.